UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2023

Solitron Devices, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-04978	22-1684144
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Sansburys Way, West Palm Beach, Florida	33411
(Address of Principal Executive Offices)	(Zip Code)

(561) 848-4311

(Registrant’s Telephone Number, Including Area Code)

_____________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Solitron Devices, Inc. (the “Company” or “we” or “us”) filed a Current Report on Form 8-K, with the Securities and Exchange Commission on September 5, 2023 (the “Original Filing”) to report the completion of its acquisition of substantially all of the common stock of Micro Engineering, Inc.(“MEI”), pursuant to a Stock Purchase Agreement, dated August 31, 2023, by and between the Company and the shareholders of MEI. In the Original Filing, we stated that required financial statements and pro forma financial information would be filed by amendment within seventy-one (71) calendar days from the date that the Original Filing was required to be filed. This Form 8-K/A is being filed to amend Item 9.01 of the Original Filing to provide the required financial statements and pro forma financial information described under Item 9.01 below. No other amendments are being made to the Original Filing.

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Micro Engineering, Inc. as of and for the year ended December 31, 2022 and 2021, and unaudited consolidated financial statements as of and for the six months ended June 30, 2023, and the notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined balance sheet as of August 31, 2023, the unaudited pro forma combining statements of operations and comprehensive income for the six months ended August 31, 2023, the unaudited pro forma combining statements of operations for the twelve months ended December 31, 2022 and 2021, and the notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Stock Purchase Agreement*
10.2	Lease Agreement*
23.1	Consent of Independent Auditors
99.2	Audited financial statements of Micro Engineering, Inc. as and for the years ended December 31, 2022 and December 31, 2021, and unaudited financial statements for the six months ended June 30, 2023
99.3

Unaudited pro forma combined balance sheet as of August 31, 2023, the unaudited pro forma combined statements of operations for the six months ended August 31, 2023, the unaudited pro forma combined statements of operations for the twelve months ended December 31, 2022, and the notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

____________

* Certain schedules and other attachments have been omitted. The Company undertakes to furnish the omitted schedules and attachments to the Securities and Exchange Commission upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLITRON DEVICES, INC.

December 12, 2023	By:	/s/ Tim Eriksen
Tim Eriksen
Chief Executive Officer and Chief Financial Officer

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